UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the

                         Securities Exchange Act of 1934


               Date of Report (date of earliest event reported):

                                 August 10, 1998

                        AmeriComm Direct Marketing, Inc.



   Delaware                         333-08925                   23-2574778
   --------                         ---------                   ----------
(State or other                    (Commission                (IRS Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)


                           5775 Peachtree Dunwoody Rd.
                                   Suite C-150
                             Atlanta, Georgia 30342
               (Address of principal executive offices) (Zip code)




Registrant's telephone number, including area code:

                                 (404) 256-1123

Item 5.   Other Events.

          On August 10, 1998, AmeriComm Direct Marketing, Inc. (the "Company") issued a press release announcing the commencement of (i) an offer to purchase for cash its outstanding 11-5/8% Senior Notes due June 15, 2002, Series B (the "Notes") and (ii) the solicitation of consents for the proposed amendments to the Indenture, dated as of June 15, 1996, as supplemented, between the Company, the parties named therein and Wilmington Trust Company, as Trustee, from all of the holders of the Notes. A copy of the text of the press release is attached as Exhibit
          99.1 and is incorporated herein by reference. A copy of the Offer to Purchase and Consent Solicitation Statement, the Consent and Letter of Transmittal and the related Exhibits are attached as Exhibits 99.2 through 99.7 and are incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such Exhibits.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) None.

          (b) None.

          (c) Exhibits.

               99.1 Text of press release issued by AmeriComm Direct  Marketing,
                    Inc. on August 10, 1998.

               99.2 Offer to Purchase and Consent  Solicitation  Statement dated
                    August 10, 1998.

               99.3 Consent and Letter of Transmittal.

               99.4 Notice of Guaranteed Delivery.

               99.5 Letter to Brokers.

               99.6 Letter to Clients.

               99.7 Guidelines  for  Certification  of  Taxpayer  Identification
                    Number on Substitute Form W-9.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICOMM DIRECT MARKETING, INC.



Date: August 12, 1998                   By:    /s/ Robert Miklas
      ---------------                          --------------------------------
                                               Name:       Robert Miklas
                                               Title:      President and Chief
                                                             Executive Officer

                                  EXHIBIT INDEX

Exhibit 99.1 Text of press release issued by AmeriComm Direct Marketing, Inc. on August 10, 1998.

Exhibit 99.2 Offer to Purchase and Consent Solicitation Statement dated August 10, 1998.

Exhibit 99.3   Consent and Letter of Transmittal.

Exhibit 99.4   Notice of Guaranteed Delivery.

Exhibit 99.5   Letter to Brokers.

Exhibit 99.6   Letter to Clients.

Exhibit 99.7 Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.